                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [ ] No fee required.

     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

 Not Applicable
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     (2) Aggregate number of securities to which transaction applies:

 Not Applicable
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 Not Applicable
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     (4) Proposed maximum aggregate value of transaction:

$7,000,000
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     (5) Total fee paid:

$823.90
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     [X] Fee paid previously with preliminary materials. $823.90
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                           C/O THE ALTMAN GROUP, INC.
                           1200 WALL STREET, 3RD FLOOR
                           LYNDHURST, NEW JERSEY 07071

                                December 30, 2005

  WE ARE EXTENDING THE CONSENT SOLICITATION TO MIDNIGHT, NEW YORK CITY TIME, ON
                                JANUARY 13, 2005

Dear Limited Partner:

         We have previously submitted to you a consent solicitation regarding National Housing Partnership Realty Fund Two, a Maryland limited partnership (the "Partnership"), seeking your support for:

                  (i) a proposed amendment to the agreement of limited partnership of the Partnership, to permit sales of the Partnership's property or the property of the Partnership's operating partnerships to The National Housing Partnership, the Partnership's general partner, or its affiliates;

                  (ii) a proposed amendment to the Partnership Agreement to extend the term of the Partnership from December 31, 2005 to December 31, 2006; and

                  (iii) the proposed sale by one of the Partnership's operating partnerships of San Juan del Centro, a 150-unit apartment complex located in Boulder, Colorado to AIMCO Equity Services, Inc., or its permitted successors and assigns, an affiliate of the general partner, subject to the terms described in the Consent Solicitation Statement, dated November 22, 2005, as supplemented.

         We are extending our consent solicitation relating to the above proposals as otherwise described in the Consent Solicitation Statement, dated November 22, 2005 (the "Consent Solicitation Statement"), to MIDNIGHT, NEW YORK CITY TIME, ON JANUARY 13, 2006. As of the close of business on December 29, 2005, based on information provided by the Information Agent for the solicitation, the approximate number of units set forth below had responded to the consent solicitation.


                                                             Number of Units
Proposal                                          Consent       Withhold     Abstain
--------                                          -------       --------     -------
Amendment of Partnership Agreement                  6,509            611         286
Term Extension of Partnership Agreement             6,539            611         256
Sale of property                                    4,575            586         296

         YOUR VOTE IS IMPORTANT. Please complete, date and sign the enclosed Consent in accordance with its instructions and return it in the enclosed pre-addressed, postage-paid envelope as soon as possible. Questions and requests for assistance may be directed to the Solicitation Agent, The Altman Group, Inc., at its address set forth below.



                        THE NATIONAL HOUSING PARTNERSHIP

                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.





                By Mail:                          By Overnight Courier:                        By Hand:


      1200 Wall Street, 3rd Floor              1200 Wall Street, 3rd Floor             1200 Wall Street, 3rd Floor
      Lyndhurst, New Jersey 07071              Lyndhurst, New Jersey 07071             Lyndhurst, New Jersey 07071
             (800) 217-9608                          (800) 217-9608                          (800) 217-9608


                By Facsimile:                                     For Information please call:

                (201) 460-0050                                      TOLL FREE (800) 217-9608



                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                           C/O THE ALTMAN GROUP, INC.
                           1200 WALL STREET, 3RD FLOOR
                           LYNDHURST, NEW JERSEY 07071


                           CONSENT OF LIMITED PARTNER



         The undersigned, a limited partner of National Housing Partnership Realty Fund Two, a Maryland limited partnership (the "Partnership"), and the holder of units of limited partnership interest in the Partnership, acting with respect to all of the units owned by the undersigned, hereby:

                [ ] CONSENTS  [ ] WITHHOLDS CONSENT  [ ] ABSTAINS

with respect to the Amendment of the Partnership Agreement, as described in the Consent Solicitation Statement, dated November 22, 2005 (the "Consent Solicitation Statement");

                [ ] CONSENTS  [ ] WITHHOLDS CONSENT  [ ] ABSTAINS

with respect to the sale by the Local Partnership of its sole apartment complex known as San Juan del Centro, located in Boulder, Colorado, as described in the Consent Solicitation Statement; and


                [ ] CONSENTS  [ ] WITHHOLDS CONSENT  [ ] ABSTAINS

with respect to the Term Extension of the Partnership Agreement, as described in the Consent Solicitation Statement.

         THIS CONSENT IS BEING FURNISHED BY THE NATIONAL HOUSING PARTNERSHIP, THE GENERAL PARTNER OF THE PARTNERSHIP. IF NO ELECTION IS SPECIFIED WITH RESPECT TO THE PROPOSAL, AN OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO THE PROPOSALS.

         The undersigned hereby acknowledges receipt of the Consent Solicitation Statement. Capitalized terms used in this Consent Form and not defined herein have the meanings set forth in the Consent Solicitation Statement.

         A fully completed, signed and dated copy of this Consent Form should be sent to The Altman Group, Inc., by mail at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071, or by fax at (201) 460-0050, no later than midnight, New York City time, on January 13, 2006, unless the Expiration Date is further extended by the General Partner.



Dated:                                    By:
      --------------------------------        ---------------------------------


                                              ---------------------------------
                                              Please Print Name

Please sign exactly as you hold your units. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.